Exhibit 10.3

                             SUBSCRIPTION AGREEMENT

                                                  Date:  February  21,  2005

TO:    NEW  CENTURY  ENERGY  CORP.

PLEASE INSERT TODAY'S DATE ABOVE IN THE SPACE INDICATED. ALSO, YOU MUST SIGN THIS SUBSCRIPTION AGREEMENT AT THE END WHERE INDICATED AND COMPLETE ALL INFORMATION ASKED FOR FOLLOWING THE SIGNATURE LINE. NO SUBSCRIPTION WILL BE ACCEPTED WITHOUT THIS INFORMATION.

RE: Subscription for Shares Pursuant to Regulation S under the Securities Act of 1933

Gentlemen:

1. ACKNOWLEDGEMENT AND SUBSCRIPTION. The undersigned (herein the "Subscriber") hereby acknowledges that he subscribes for the purchase of shares of the common stock (the "Shares") of New Century Energy Corp. (the "Company") in the amount up to One Million Dollars($1,000,000) and with an option to purchase an additional One Million Dollars at the price of 40% of the daily closing offer price as reported by NASDAQ or OTCBB (with a minimum purchase price of .35 per share unless otherwise agreed upon in advance by the Company). Subscriber also confirms that he has received pertinent information about the Company which includes, among other things, pertinent financial and business information regarding its products, operations and future plans, together with such other information as has been requested by Subscriber from the Company so that Subscriber may properly make an informed investment decision concerning the subscription for the Company's Shares. Subscriber also acknowledges that, except as set forth herein, no representations or warranties have been made to the undersigned, or to his advisers by the Company or by any officer, director, employee or by any person acting in the Company's behalf, and THE UNDERSIGNED HAS NOT RELIED UPON ANY INFORMATION CONCE-RNING THE SHARES BEING PURCHASED, WRITTEN OR ORAL, OTHER THAN THAT PROVIDED BY THE COMPANY.

2. PAYMENT. Subscriber agrees to pay for the Shares in weekly closings until the subscription is fully completed pursuant to the instructions of the Company in good funds, denominated in US Dollars, transmitted in the form of wire transfer or bank/cashier's check to the account of the Escrow Agent designated by the Company for this purpose.

3. ESCROW PROVISIONS, REGULATION S RESTRICTIONS AND ISSUANCE OF SHARE CERTIFICATES.

          A. ESCROW OF SUBSCRIPTION PROCEEDS. All funds of Subscriber will be forwarded to Jose Marco Casellini, Escrow Agent, as escrow agent for the Company ("Escrow Agent"), and deposited in an Escrow Account maintained for such purpose under the terms of a separate Escrow Agreement that shall govern the release of funds and share certificates. The Escrow Agent shall, upon receipt of this subscription with good, available funds, wire transfer the net proceeds to Company. Upon receipt of the proceeds, the Company shall promptly issue all necessary instructions to the Company's Transfer Agent, with instructions to issue the Share Certificate in the name set forth in this Subscription Agreement.

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Subscription  Agreement
Page  2

          B. REGULATION S OFFERING. The Shares being sold by the Company are offered pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (the "Act"), and will be subject to the restrictions on transfer provided by Regulation S, the terms and conditions of which are incorporated herein by reference. Share Certificates shall bear a customary Regulation S legend and special "stop transfer" instructions restricting the transfer of such Shares to any US Person, as such term is defined in Regulation S promulgated under the Act, for a period of one (1) year from the date of purchase of the Shares (the "Restricted Period"). Except as so noted, the Shares will be freely transferable on the Company's books and records.

          C. REMOVAL OF RESTRICTIVE LEGEND. At the end of the Restricted Period the Company will provide to its Transfer Agent a legal opinion prepared by Company Counsel to the effect that the restrictive legend may be appropriately removed from the Share Certificates, should such a legal opinion be required by the Transfer Agent in order to so remove the restrictive legend. All fees relating to the removal of the legend, except for selling or brokerage commissions, shall be borne by the Company. However, nothing contained herein shall affect in any way the Subscriber's obligation and agreement to comply with all applicable securities laws upon the sale of the Shares.

          D. NO REGULATORY REVIEW OF OFFERING. No federal or state agency in the United States has made any finding or determination as to the fairness of this purchase in the Company, nor has any such body made any endorsement of this investment.

          E. DELIVERY OF CERTIFICATES. Upon receipt of Share Certificates Escrow Agent will promptly forward the Share Certificates to the Subscriber.

4. SUBSCRIBER REPRESENTATIONS, WARRANTIES AND COVENANTS. Subscriber hereby acknowledges, represents and warrants to, and agrees with, the Company and any other persons acting as selling agents as follows:

     (a) The Subscriber is not a resident of the United States and if a corporation or other entity, is not organized under the laws of any jurisdiction within the United States, and if the Subscriber is an entity other than an individual, it was not formed for the purpose of investing in securities sold under Regulation S under the Act. Subscriber is not a subsidiary of a corporation organized in the United States, and is not otherwise a "U.S. Person" as that term is defined in Section 902 of Regulation S.
     (b) At the time that this subscription for the Shares was made, Subscriber was outside of the United States and continued to be outside of the United States at the time this Subscription Agreement was delivered to the Company.
     (c) Subscriber is acquiring the Shares for his, her or its own ac-count, as principal, or for the account of persons each of whom have entered into offshore subscription agreements or documents certifying that they are not U.S. Persons as defined under Regulation S, and the undersigned confirms that neither he, she, it or they are purchasing the Shares for the account or for the benefit of a U.S. Person, as defined in Regulation S.

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Subscription  Agreement
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     (d)  Subscriber  warrants  and  represents that he is not a resident of the
          United  States;
     (e) The offer leading to the purchase and sale evidenced hereby was made in an "offshore transaction" for the purposes of Regulation S under the Act. An "offshore transaction" is defined under Regulation S as any offer or sale of securities if (i) the offer is made to a person outside of the United States or the Company and any person acting for the Company reasonably believes that the Subscriber is outside of the United States when the offer is made; or (ii) the transaction is executed in or through the facilities of an offshore securities market as defined by Regulation S to be the "Eurobond Market," as regulated by the Association of the International Bond Dealers, the American Stock Exchange of Hong Kong Limited, the International Stock Exchange of the United Kingdom and the Republic of Ireland, Limited, the Johannesburg Stock Exchange, the Toronto Stock Exchange, the Vancouver Stock Exchange, the Stockholm Stock Exchange, the Tokyo Stock Exchange or the Zurich Stock Exchange. In regard to this representation and warranty and understanding, it is agreed that offers and sales to persons excluded from the definition of "U.S. Person" are offshore transactions;
     (f) For purposes of this Agreement, a "U.S. person as defined under Regulation S is (i) any natural person resident in the United States;
          (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which an executor or administrator is a U.S. Person; (iv) any trust of which any trustee is a U.S. Person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-organized, incorporated or (if an individual) resident in the United States and (vii) any partnership or corporation if (A) organized or incorporated under the laws of any foreign jurisdiction and (B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Act unless it is organized, incorporated or owned by accredited investors who are not natural persons, estates or trusts;
     (g) Neither the Subscriber, nor any affiliate, nor any person acting on their behalf, has made any direct selling efforts in the United States, as defined in Regulation S to be any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of conditioning the market in the United States for any securities being purchased hereby;
     (h) The Subscriber further understands and agrees that the Company shall be under no obligation whatsoever to include any of said securities in any future registration statement filed under the Act and that, consequent-ly, the sale or transfer thereof in the future will be subject to significant restrictions as provided in Regulation S under the Act and discussed herein above;
     (i) The Subscriber (i) by himself or together with his advisor(s), has such knowledge and experience in financial, business and tax matters that the Subscriber is capable of evaluating the merits of the prospective investment in the Company and making an investment decision with respect to the Company; and (ii) the Subscriber is able to bear the economic risk of this investment;
     (j) Other than the information, if any, given to the Subscriber by the Company in writing, no representations or warranties have been made to the under-signed by the Company or any other person in connection with this Offering, or any officer, employee, agent, affiliate or subsidiary of any of them, other than as set forth in this Subscription Agreement.

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Subscription  Agreement
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     (k)  If  the  Subscriber  is  a  corporation,  partnership,  trust or other entity, it is authorized and qualified to purchase the securities indicated in this Subscription Agreement and authorized to make its capital contribution to the Company and otherwise to comply with its obligations under this Subscription Agreement, and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so;
     (l) If the Subscriber is an individual, he is over 21 years of age and is a citizen and resident of the country indicated herein; or, if the Subscriber is a partnership, trust or other entity, each equity owner of such entity is over 21 years of age and a citizen of the country indicated herein; or if the Subscriber is a corporation, it is duly organized under the laws of the country set forth herein;
     (m) Any information which the Subscriber has heretofore furnished to the Company in this Subscription Agreement, including information with respect to his financial position, investment objectives and business experience, is correct and complete as of the date of this Subscription Agreement and if there should be any material change in such information prior to his purchase of the Shares herein, he will immediately furnish such revised or corrected information to the Company;
     (n) The foregoing representations, warranties and agreements shall survive the acceptance of this subscription and delivery of the Shares.

5. FURTHER DISTRIBUTION OF SHARES. In such event the Subscriber warrants, represents and confirms that any such further distribution is in compliance with the provisions of Regulation S and that each individual or entity that may receive a portion of the Shares herein subscribed for is not a U.S. Person as defined under Regulation S and that each of the representations in Paragraph 4 above relating to the status of Subscriber as a non-U.S. person under Regulation S applies with the same force and effect to each party to whom Subscriber desires to transfer Shares. Subscriber shall provide to the Escrow Agent or the Company such additional information or warranties as may reasonably be required in connection with the issuance of such Shares.

6. INDEMNITY. The Subscriber agrees to indemnify and hold harmless the Company, its officers and directors or any other persons participating in the sale of Shares against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against litigation commenced or threatened or with respect to any claim) arising out of or based upon any breach of or failure by the Sub-scriber, or any party to whom Subscriber may transfer Shares under Paragraph 5 above, to comply with any representation, warranty, covenant or agreement made by Subscriber herein or in any other document furnished by the Subscriber in connection with this transaction.

7. MODIFICATION. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

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Subscription  Agreement
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8.     REVOCABILITY. Except as may be required by law in certain jurisdictions, this Subscription Agreement is irrevocable and when signed, may not be withdrawn or revoked by the Subscriber in whole or in part without the consent of the Company.

9. NOTICES. All notices, consents, requests, demands, offers, reports and other communications required or permitted to be given pursuant to this Subscription Agreement shall be in writing and shall be considered properly given or made when personally delivered to the party entitled thereto, or when sent by mail in a sealed envelope, with postage prepaid, addressed, if to the Company, to the address given above, and if to the Subscriber, to the address set forth opposite the Subscriber's signature on the counterpart of this Subscription Agreement that he originally executed and delivered to the Company. The Company may change its address by giving notice to all Subscribers.

10. COUNTERPARTS. This Agreement may be executed in counter-part copies, each of which shall be considered an original and all of which constitute one and the same instrument binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

11. SUCCESSORS AND ASSIGNS. This Subscription Agreement and all of the terms and provisions hereof shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, trustees, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgements herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, trustees, legal representatives and assigns.

12. ASSIGNABILITY. This Subscription Agreement is not transferable by the Subscriber.

13. GOVERNING LAW, JURISDICTION. This Agreement shall be construed, performed, and enforced in accordance with, and governed by, the internal laws of Switzerland, without giving effect to the principles of conflicts of laws thereof.

IN  WITNESS  WHEREOF,  the undersigned has executed this Subscription Agreement
this  day  of   21 ,  2005
               -----

Name  of  Subscriber:               KITARO,  INC.

Witnessed  By:                      Signature  of  Subscriber:
                                    /s/ David Downes
---------------------               -----------------------------
                                                            Title

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Subscription  Agreement
Page  6

Number  of  Shares  Subscribed  For:

US Dollar Amount Subscribed For: $ 1,000,000 up to $ 2,000,000 One million up to two million US Dollars

Subscriber  Address:                     If  a  Corporation:
50th  Street  16th  Floor
Panama  City,  Panama                    Country  of  Incorporation:  Panama

                                         Country  of  Residence:

If  a  Partnership: Country of Formation:
                                         ---------------------------------------

Countries  of  citizenship  of members:
                                         ---------------------------------------

This  Subscription  Agreement  is  Accepted  this  21,day  of  February,  2005

COMPANY  NAME:  NEW  CENTURY  ENERGY  CORP.

By:
  ---------------------------------

Title:
  ---------------------------------

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